2016 Second Quarter Earnings Presentation July 22, 2016 Exhibit 99.2

Agenda INTRODUCTION • Craig Dahl (Chief Executive Officer) HIGHLIGHTS / REVENUE / LOANS AND LEASES / CREDIT • Craig Dahl EXPENSES / DEPOSITS / INTEREST RATES / CAPITAL • Brian Maass (Chief Financial Officer) CLOSING COMMENTS • Craig Dahl Q&A 2

• Continued focus on executing on our strategic pillars in 2016 • Strong second quarter as year-over-year revenue growth continued to outpace expense growth • Period-end loan and lease balances increased 3.5% year-over-year driven by an 8.4% increase in originations • Sustained loan yields while managing deposit costs • Maintained stable credit quality across all business lines Second Quarter Observations 3 Diversification 1 Profitable Growth 2 Operating Leverage 3 Core Funding 4

TCF 2Q161 Peer Group 1Q16 Average1,2,3 TCF BUSINESS MODEL ATTRIBUTES Revenue as a % of average assets 6.24% 4.23% • Exceptional revenue generation capabilities through diverse sources including net interest income, banking fees and non-interest income from fee generating businesses • Emphasis on generating profitable growth Yield on loans and leases4 4.88% 4.34% • Strong execution on pricing allows for growth with consistent yields without expanding the credit box • Niche lending businesses benefit yield in a competitive environment Average loans and leases as a % of average assets 83.6% 66.8% • Unique mix of loan and lease businesses provide ample and flexible origination capabilities • Organic loan and lease growth opportunities can be achieved by maintaining discipline on price, structure and credit quality Insured deposits as a % of total deposits6 94% 63% • Insured deposits provide a competitive advantage from a pricing and balance perspective • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value Net charge-offs (%) 0.23% 0.22% • Net charge-offs in-line with peers • Wholesale portfolio with strong credit quality, 10 bps of net charge- offs in 2Q16, having a stronger influence on consolidated credit quality Well Positioned vs. Peers 4 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale 6 Based on consolidated bank level deposit data 5

Earnings per share of 31 cents, an increase of 6.9% from the second quarter of 2015 Second Quarter 2016 Highlights vs. Second Quarter 2015 Revenue $330.9 million Non-accrual Loans & Leases $195.5 million Loan & Lease Originations $4.3 billion Average Deposits $17.3 billion Provision for Credit Losses $13.3 million Return on Average Assets1 1.14% Return on Average Common Equity1 10.09% 5 3.6% 16 bps 8.4% Book Value per Common Share $12.48 1 Annualized 9.0% 3 bps 8.8% 4.9% 5.8%

Second Quarter 2016 Highlights vs. First Quarter 2016 Revenue $330.9 million Loan & Lease Originations $4.3 billion Average Deposits $17.3 billion Provision for Credit Losses $13.3 million Return on Average Assets1 1.14% Return on Average Common Equity1 10.09% 1 Annualized 6 6.1% 1.6% 2.1% Book Value per Common Share $12.48 Earnings per share of 31 cents, an increase of 19.2% from the first quarter of 2016 2.4% 2.4% Non-accrual Loans & Leases $195.5 million 1.6% 18 bps 18 bps 164 bps 29.7%

Revenue up 3.6% YoY Investments and other 1% Consumer real estate & other (first mortgage lien) 14% Consumer real estate (junior lien) 17% Auto finance 12%Leasing and equipment finance 19% Commercial 14% Inventory finance 16% Loans and leases held for sale 4% Securities 3%350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 2Q15 3Q15 4Q15 1Q16 2Q16 $113 $319 $112 $318 $116 $321 $113 $324 $118 $331 4.44% 4.40% 4.35% 4.37% 4.35% Net Interest Margin1 1 Annualized 2Q16 vs. 1Q16 revenue and net interest margin impacted by: • Higher average balances in inventory finance, loans and leases held for sale, securities available for sale and auto finance • Higher rates paid on certificates of deposit • Increased fees and service charges due to seasonality resulting in an increase in transaction activity • Increased leasing and equipment finance non- interest income Second Quarter 2016 Highlights – Revenue 7 REVENUE DIVERSIFICATION $234 million Non-interest Income Interest Income($ millions) $206 $206 $205 $211 $213 Non-interest Income Net Interest Income $118 million Other 2% Fees and service charges 29% ATM revenue 5% Card revenue 12% Leasing and equipment finance 26% Gains on sales of consumer real estate loans, net 9% Gains on sales of auto loans, net 9% Servicing fee income 8% Strategic Pillars Diversification 1 Profitable Growth 2

8 6/15 9/15 12/15 3/16 6/16 $16,877 $17,201 $17,436 $17,472 13% 18% 22% 14% 17% 16% 13% 18% 23% 15% 16% 15% 15% 18% 22% 16% 15% 14% • Growth flexibility as second quarter annualized loan and lease growth would have been 15% if all loans were held on the balance sheet • No single asset class greater than 25% of the total portfolio • Additional loan and lease diversification by geography, rate, average loan size, estimated weighted average life and collateral type • Continued run-off of consumer real estate first mortgage lien loans 55% Wholesale 45% Consumer Loan and Lease Portfolio 8 ($ millions) 13% 18% 22% 14% 16% 17% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage Lien $17,853 13% 18% 24% 16% 15% 14% Strategic Pillar Diversification 1 Loan and lease growth of 3.5% YoY

• Organic loan and lease portfolio growth opportunities can be achieved while maintaining discipline on price, structure and credit quality • Consistent loan and lease originations, averaging $4.0 billion over the last 5 quarters • Inventory Finance origination levels impacted by the high velocity of fundings and repayments with dealers • Asset classes have different levels and timing of origination seasonality Diverse Loan and Lease Origination Capabilities 9 Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions) Inventory Finance Leasing & Equipment Finance1 Commercial Auto Finance Consumer Real Estate 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2Q15 3Q15 4Q15 1Q16 2Q16 $714 $654 $567 $482 $696 $794 $788 $807 $915 $904 $484 $527 $584 $415 $567 $428 $458 $564 $415 $451 $1,526 $3,946 $1,470 $3,897 $1,323 $3,845 $1,805 $4,032 $1,660 $4,278 1 Includes operating leases Loan and lease originations up 8.4% YoY

Other Auto Consumer Real Estate & Other Consumer 1,000 800 600 400 200 0 2Q15 3Q15 4Q15 1Q16 2Q16 ($ millions) • Core competency since 4Q11 • Provides flexibility to the organization: • Diversifies areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Sold $533.4 million of auto loans in 2Q16 resulting in a gain of $10.7 million • Sold $344.6 million of consumer real estate loans in 2Q16 resulting in a gain of $11.0 million 1 Includes correspondent lending first mortgage sales of $82.5 million in 2Q16, $79.1 million in 1Q16, $76.8 million in 4Q15, $76.7 million in 3Q15 and $74.5 million in 2Q15 Loan and Lease Sales and Revenue 10 1 $703 $819 $673 $777 $899 40 30 20 10 0 2Q15 3Q15 4Q15 1Q16 2Q16 $30 $26 $25 $30 $30 LOAN AND LEASE SALES IMPACT ON REVENUE Servicing Fee Income Gains on Sales of Auto Loans, Net Gains on Sales of Consumer Real Estate Loans, Net Strategic Pillars Diversification 1 Profitable Growth 2 ($ millions)

10 8 6 4 2 0 2Q15 3Q15 4Q15 1Q16 2Q16 $7.2 $8.0 $8.6 $8.9 $9.5 24,000 20,000 16,000 12,000 8,000 4,000 0 2Q15 3Q15 4Q15 1Q16 2Q16 $17,439 $17,409 $17,642 $18,258 $18,356 $3,692 $21,131 $3,976 $21,385 $4,167 $21,809 $4,386 $22,644 $4,685 $23,041 Servicing Fee Income Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through gains on sales of loans and servicing fees: • $898.8 million of loan sales for a gain of $22.7 million in 2Q16 • Year-over-year servicing fee income growth of 32% 1 Includes operating leases Managed Portfolio 1 Average Balances ($ millions) 11 Strategic Pillars Profitable Growth 2 Operating Leverage 3 ($ millions)

• Competitive marketplace; TCF continues to focus on niche lending markets • Disciplined pricing; strong execution on pricing allows for maintained yields while still growing the portfolio UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 12 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of March 31, 2016 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not available 2Q15 3Q15 4Q15 1Q16 2Q16 Consumer Real Estate: First mortgage liens 5.29% 5.28% 5.31% 5.40% 5.34% Junior liens 5.58 5.51 5.54 5.67 5.64 Commercial 4.30 4.26 4.40 4.30 4.30 Leasing & Equipment Finance 4.66 4.59 4.55 4.47 4.45 Inventory Finance 5.61 5.83 5.66 5.68 5.74 Auto Finance 4.11 4.13 4.17 4.14 4.19 Total Loans and Leases 4.90 4.88 4.89 4.89 4.88 Peer Group2 Average 4.42 4.42 4.35 4.34 N.A. Loan and Lease Yields1 Strategic Pillar Profitable Growth 2

PROVISION FOR CREDIT LOSSES 30 20 10 0 2Q15 3Q15 4Q15 1Q16 2Q16 $13 $10 $18 $19 $13 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized ($ millions) Stable Credit Performance 13 0.30% 0.20% 0.10% 0.00% 6/15 9/15 12/15 3/16 6/16 0.10% 0.17% 0.11% 0.10% 0.12% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2Q15 3Q15 4Q15 1Q16 2Q16 0.41% 0.23% 0.29% 0.27% 0.23% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 6/15 9/15 12/15 3/16 6/16 $264 $265 $250 $241 $232 1.56% 1.53% 1.43% 1.35% 1.33% ($ millions) 2 60+ DAY DELINQUENCIES1 NET CHARGE-OFF RATIO NON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned Strategic Pillar Diversification 1

1 Annualized 2 Includes Other Net Charge-off Ratio 14 Quarter Ended1 Change from Quarter Ended Jun. 30, 2015 Sep. 30, 2015 Dec. 31, 2015 Mar. 31, 2016 Jun. 30, 2016 Jun. 30, 2015 Consumer: Consumer real estate: First mortgage lien 0.79% 0.53% 0.54% 0.55% 0.35% (44) bps Junior lien 0.59 0.11 0.17 0.17 0.05 (54) Total consumer real estate 0.69 0.32 0.34 0.35 0.19 (50) Auto finance 0.66 0.62 0.75 0.81 0.69 3 Consumer 2 0.71 0.45 0.51 0.52 0.39 (32) Wholesale: Commercial 0.21 — 0.05 (0.02) 0.08 (13) Leasing and equipment finance 0.16 0.09 0.16 0.13 0.11 (5) Inventory finance 0.11 0.03 0.05 0.04 0.09 (2) Wholesale 0.16 0.04 0.10 0.06 0.10 (6) Total 2 0.41 0.23 0.29 0.27 0.23 (18) Strategic Pillar Diversification 1 Total levels of net charge-offs performing in low end of the expected range

KEY DRIVERS • Leveraging of expense base through continued growth of total average assets and average serviced for others portfolio • Efficiency ratio improved by 115 bps year-over-year • Compensation and employee benefits expense decreased primarily due to seasonality of payroll taxes • Other non-interest expense includes branch realignment expense: • $2.9 million related to the pending closure of two traditional branches during 2Q16 15 Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio1: 3.78% 3.73% 3.65% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $23,579 $23,857 $24,371 $25,317 3.61% $25,892 3.51% Non-interest Expense 250 200 150 100 50 0 2Q15 3Q15 4Q15 1Q16 2Q16 $116 $117 $109 $124 $118 $98 $96 $100 $94 $99 $9 $223 $9 $222 $14 $223 $10 $228 $10 $227 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits Efficiency Ratio: 69.8% 70.0% 69.3% 70.4% 68.7% Strategic Pillars Profitable Growth 2 Operating Leverage 3 Non-interest expense up 1.9% YoY

18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2Q15 3Q15 4Q15 1Q16 2Q16 $15,855 $15,976 $16,289 $16,885 $17,283 16 • Checking account attrition rate improved by 330 bps year-over-year • 94% of total deposits are insured by the FDIC • Average interest cost increased due to promotions for certificates of deposit • Provides long-term value as over 80% of promotional certificates of deposit customers also utilize additional TCF banking products • 87% of period-end balances of certificates of deposit are less than $250,000 0.28% 0.31% 0.34% 0.36% 0.37% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking Strategic Pillars Profitable Growth 2 Core Funding 4 20% 14% 32% 34% 21% 14% 31% 34% 23% 15% 29% 33% 24% 15% 28% 33% 25% 15% 27% 33%

43% 19% 38% 40% 41% 19% Well Prepared for Changing Interest Rates 17 EARNING ASSETS DEPOSITS • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • Shorter duration of assets allows for optionality in changing rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • 57% of loan and lease balances are expected to reprice, amortize or prepay in the next 12 months • 62% of deposits are low or no interest cost with an average balance of $10.7 billion and an average cost of two basis points for 2Q16 Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer Real Estate, Investments) Fixed Rate - Long Duration (Securities, Consumer Real Estate) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Low Interest Cost No Interest Cost Other At June 30, 2016 Strategic Pillars Diversification 1 Profitable Growth 2

18 1Q16 2Q16 Common equity Tier 1 capital ratio1 9.98% 10.16% Tier 1 risk-based capital ratio1 11.51% 11.67% Total risk-based capital ratio1 13.60% 13.73% Tier 1 leverage ratio1 10.33% 10.38% Common equity ratio 9.75% 10.13% Tangible common equity ratio2 8.78% 9.15% Book value per common share $ 12.19 $ 12.48 Tangible book value per common share2 $ 10.85 $ 11.15 Return on average common equity3 8.45% 10.09% Return on average tangible common equity3 4 9.57% 11.38% • Maintained strong capital ratios with earnings accumulation • Common stock dividend of 7.5 cents per share declared on July 20, 2016 Capital and Return 1 The regulatory capital ratios for 2Q16 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 Annualized 4 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide

STRATEGIC PILLARS STATUS DIVERSIFICATION • No single asset class greater than 25% of loan and lease portfolio • Loan and lease diversification resulting in stabilization of credit quality PROFITABLE GROWTH • Disciplined loan and lease origination growth • Consistent execution on loan sales • Strong net interest income despite competitive low interest rate environment OPERATING LEVERAGE • Focus on various expense initiatives • Year-over-year revenue growth outpacing expense growth • Closed 33 in-store branches in Chicago CORE FUNDING • Preferred deposit composition primarily made up of low balance, retail deposits which have the highest liquidity value • Continued improvement in account attrition 1 2 3 4 Execution under a strong enterprise risk management and credit culture Summary 19

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this earnings release presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain (continued) 21

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont) variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines; deficiencies in TCF's compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands; ability to attract and retain employees given competitive conditions. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 22

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 QTD QTD Mar. 31, 2016 Jun. 30, 2016 Net income available to common stockholders (a) $ 43,199 $ 52,847 Plus: Other intangibles amortization 366 366 Less: Income tax expense attributable to other intangibles amortization 131 129 Adjusted net income available to common stockholders (b) $ 43,434 $ 53,084 Average balances: Total equity $ 2,327,005 $ 2,383,329 Less: Non-controlling interest in subsidiaries 19,224 25,820 Total TCF Financial Corporation stockholders' equity 2,307,781 2,357,509 Less: Preferred stock 263,240 263,240 Average total common stockholders' equity (c) 2,044,541 2,094,269 Less: Goodwill 225,640 225,640 Other intangibles 2,966 2,596 Average tangible common equity (d) $ 1,815,935 $ 1,866,033 Return on average common equity2 (a) / (c) 8.45% 10.09% Return on average tangible common equity2 (b) / (d) 9.57% 11.38% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized 23

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 Mar. 31, 2016 Jun. 30, 2016 Total equity $ 2,368,841 $ 2,419,758 Less: Non-controlling interest in subsidiaries 25,928 21,660 Total TCF Financial Corporation stockholders' equity 2,342,913 2,398,098 Less: Preferred stock 263,240 263,240 Total common stockholders' equity (a) 2,079,673 2,134,858 Less: Goodwill 225,640 225,640 Other intangibles 2,760 2,394 Tangible common equity (b) $ 1,851,273 $ 1,906,824 Total assets (c) $ 21,321,102 $ 21,069,510 Less: Goodwill 225,640 225,640 Other intangibles 2,760 2,394 Tangible assets (d) $ 21,092,702 $ 20,841,476 Common stock shares outstanding (e) 170,604,689 171,005,952 Common equity ratio (a) / (c) 9.75% 10.13% Tangible common equity ratio (b) / (d) 8.78% 9.15% Book value per common share (a) / (e) $ 12.19 $ 12.48 Tangible book value per common share (b) / (e) $ 10.85 $ 11.15 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data) 24